Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

16TH SEMI-ANNUAL REPORT

September 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and here is its 16th Semi-Annual Report. This fund is suitable for investors who want to own high-quality, dividend-paying stocks. As of September 30, 2002, more than 25% of the fund's assets of $1.3 billion were invested in high-quality stocks of companies that have increased their dividends every year for at least the last ten years. The fund's shareholders own an interest in 75 stocks and convertible issues.

On September 30, 2002, the fund's portfolio was diversified across ten major industry sectors. The fund's holdings included such well-known names as Alcoa, Inc., Bristol-Myers Squibb Co., Exxon Mobil Corp., Morgan Stanley, PepsiCo Inc., Procter & Gamble Co., and Wal-Mart Stores, Inc.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from April 1, 2002 through September 30, 2002. Increasing dissatisfaction with economic growth, the threat of impending war with Iraq, and continued concerns about corporate earnings led the equity markets to one of their worst periods in over a decade. Individual share class total return performance for the six-month reporting period, including income distributions, follows.1

	Total Return	Income	Net Asset Value Change
Class A Shares	(25.87)%	$0.102	$16.66 to $12.26 = (26.41)%
Class B Shares	(26.18)%	$0.047	$16.65 to $12.25 = (26.43)%
Class C Shares	(26.16)%	$0.047	$16.66 to $12.26 = (26.41)%
Class F Shares	(25.96)%	$0.083	$16.67 to $12.27 = (26.39)%

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (29.95)%, (30.22)%, (26.90)% and (27.43)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

The poor performance of the stock market over the last few years has made dividends an increasingly important component of total return. Unfortunately, good yields have been getting harder and harder to find. Between 1990 and 2000, the Standard & Poor's (S&P) 500 Index2 had an average dividend return of 2.4%, which was less than 20% of the index's total return.3 Over the past four years, however, average dividend return has diminished to a meager 1.3%, which--given the poor performance of stocks--represented 75% of the index's total return.

In response to this "post-bubble" reality, we are focused on providing income. The fund will no longer be impeded by the "sector neutral" requirement, that is, maintaining sector weightings that approximate those of the S&P 500 Index. The fund will continue to be broadly diversified and represent all market sectors.

This report begins with an interview with fund co-managers, Linda A. Duessel, Senior Vice President, and John L. Nichol, Vice President, both of Federated Investment Management Company. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high dividend paying holdings, and third is the publication of the fund's financial statements.

Two systematic investment plans are shown on pages 8 and 9 of this report. For the chart on page 9, the same dollar amount is invested annually from the fund's inception, thus accumulating shares, followed by a period of +5 years of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to increase your total number of shares over time.4

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2002

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

3 Source: Bernstein Quantitative Research Update, September 2002.

4 Systematic investing does not assure a profit or protect against loss in declining markets.

Linda A. Duessel

Senior Vice President

Federated Investment Management Company

John L. Nichol

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the six-month reporting period ended September 30, 2002?

It was a terrible reporting period for the equity market. In fact, third quarter and year-to-date 2002 market performance was among the worst since World War II. Peak to trough, we have matched the performance of the great bear market of 1973-1974. The market's inability to react positively to the relentless lowering of interest rates by the Federal Reserve Board (the "Fed") has surprised most observers. The stock market appears to be reacting to the bursting of the technology bubble, weaker-than-expected economic growth, the prospect of war with Iraq, and high oil prices.

Having cut the market in half over the past two years, valuations are now far more reasonable. Additionally, the Fed has been extremely accommodating in its desire to improve the U.S. economy. We remain in a bear market, but are in a bottoming process. Potential catalysts for a new bull market include sustained economic and corporate earnings growth, a resolution of the Iraq situation, further Fed easing, declining oil prices, and tax cuts targeted at investors. All of these factors do not have to fall into place simultaneously but may occur in some sequence to instill confidence in the equity market.

All sectors of the S&P 500 Index were down during the fund's reporting period, but the strongest relative sectors were those considered to be more defensive, which included Financials, Healthcare, and Consumer Staples. Forty-five percent of the fund's assets were invested in these sectors. The worst performing sectors were Utilities, Telecommunication Services, and Information Technology. Seventeen percent of the fund's assets were invested in these sectors. Stock market valuations in the past two years have been reduced by 50%, and valuations are now far more reasonable, indicating a number of attractive buying opportunities.

How did Federated Equity Income Fund, Inc. perform for its shareholders?

Federated Equity Income Fund, Inc. Class A Shares outperformed its benchmark with a total return of (25.87)% compared to the (29.53)% return of the S&P 500 Index for the six-month period. The fund's best performing securities were concentrated in the Healthcare sector (Pharmacia Corp., Abbott Laboratories, AmerisourceBergen Health Corp. and Universal Health Services, Inc.). Energy company Apache Corp. was also a top contributor to fund performance.

For the six-month reporting period, the fund's Class A, B, C, and F shares produced total returns of (25.87)%, (26.18)%, (26.16)%, and (25.96)%, respectively, based on net asset value.

What issues were you buying and selling?

In the Healthcare sector, we sold Baxter International, Inc. as its growth prospects declined. We also sold Wyeth with concerns about the future of its hormone replacement franchise. We purchased the convertible bond of a leading pharmaceutical distributor, AmerisourceBergen Health Corp., as well as Bristol-Myers Squibb Co., whose stock appears quite inexpensive in light of its future drug pipeline.

In the Consumer Discretionary sector, we sold advertising concern Omnicom Group, Inc. on slowing earnings growth prospects, and purchased the convertible bond of Lennar Corp., a homebuilder benefiting from the strength in this industry.

Throughout the stock market weakness in the third quarter of 2002, many of our convertible security holdings in the Information Technology sector held their value quite well. Consequently, these securities have become far more bond-like than the average convertible, and thus would likely not participate in a market recovery. We sold positions in such securities including LSI Logic Corp., NVIDIA, Photronics, Inc., Siebel Systems, Inc. and Teradyne, Inc. We purchased the convertible preferred of Motorola, Inc., which yielded 9.7%.

What were the fund's top ten holdings as of September 30, 2002, and what were the fund's sector weightings?

	Sector	Percentage of Net Assets
Union Pacific Corp.	Industrials	2.7%
Washington Mutual, Inc.	Financials	2.6%
Microsoft Corp.	Information Technology	2.5%
Apache Corp.	Energy	2.4%
Pfizer, Inc.	Healthcare	2.3%
General Electric Co.	Industrials	2.2%
Exxon Mobil Corp.	Energy	2.1%
L-3 Communications Holdings, Inc.	Industrials	2.1%
Wal-Mart Stores, Inc.	Consumer Discretionary	2.1%
Bank of America Corp.	Financials	2.1%
TOTAL PERCENTAGE OF NET ASSETS		23.1%

Sector	Percentage of Net Assets
Financials	19.9%
Healthcare	14.5%
Industrials	12.3%
Consumer Discretionary	11.5%
Information Technology	10.4%
Consumer Staples	10.3%
Energy	7.4%
Telecommunication Services	3.7%
Utilities	3.3%
Materials	2.9%
Other	4.2%

As we approach the end of 2002, what are your thoughts on the direction of the market and your strategy for the fund?

We are in a post-bubble environment, whose effects will likely be felt for quite some time. In such an environment, more muted returns can be expected. Therefore, we believe that dividend income will become an increasingly important component of total return. As such, we are redoubling our efforts to identify strong companies with attractive dividend yields relative to their history and the market. We believe that such stocks have the potential to provide both income during the market's bottoming process and upside participation in the eventual market recovery. Furthermore, we believe that prospects are improving for a possible elimination of the double taxation that has deterred companies from issuing dividends in recent years. Passage of a law reducing or eliminating the negative tax effects of dividends could make the stocks of dividend-paying companies more attractive to potential investors and could spur companies to initiate or raise dividends.

After nearly three years of severe negative price performance, many common stocks are priced at one-half or less than they were at the market peak. Convertible securities of such companies, in general, held their value much better than the underlying stocks. Consequently, many convertible securities now are much more bond-like than they were at their issuance. In a market recovery, these securities now would not be expected to participate in the upward price movement of their underlying stocks. In our portfolio, we have been removing such convertible securities in favor of relatively high dividend-paying common stocks with the potential to provide income.

What are your thoughts for shareholders on the value of continuing to invest in Federated Equity Income Fund, Inc.?

Bear markets are always the toughest times for people to stick to a disciplined investment plan. A glance back at previous market troughs, however, suggests that bear markets are buying opportunities in disguise: This is when great companies are "on sale." That's why continuing to invest right through down markets has proved to be a very wise strategy over the long term. Federated Equity Income Fund, Inc. offers you a diversified portfolio of high-quality, dividend-paying U.S. corporations, and an excellent way to add to your share account is buying shares regularly (monthly, quarterly or annually). For this reason, we have included illustrations in this report of the benefit of annually investing over a period of years. Please review the illustrations and see its benefits (pages 7, 8 and 9).

Income does matter, and your fund has paid monthly dividends since 1986. That is a long time. In closing, we appreciate your loyalty as a shareholder.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $30,000 in the Class A Shares of Federated Equity Income Fund, Inc. on 12/31/87, reinvesting your dividends, capital gains and no redemption of shares, your account would have been worth $115,408 on 9/30/02, with 9.56%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (23.10)%, (5.31)%, and 6.42%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were (23.72)%, (5.30)%, and 5.21%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (5/4/93) total returns were (20.06)%, (4.95)%, and 5.39%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (11/13/93) total returns were (20.46)%, (4.66)%, and 4.93%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; and Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $2,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/31/87, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $50,4941 by 9/30/02, though you would have invested only $30,000. You would have earned an average annual total return of 6.45% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue above average income and capital appreciation. Note that you did not commit a large sum of money to the market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 9/30/02, you owned 4,119 shares, which will pay you monthly income into the future. This plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3--combines a systematic investment plan with an automatic withdrawal program for Federated Equity Income Fund, Inc. Class A Shares. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $3,000 annually for 10 years) and then enjoy a withdrawal period with monthly income to the investor for a period of time (in this illustration $300 per month for over five years). During the 10-year accumulation period, $30,000 in total was invested. From 1/31/97 through 9/30/02, a total of $20,700 was paid to the investor, and the ending value of the account on 9/30/02 was $49,914.1 This represents a 9.26% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested monthly income during the accumulation period. The $30,000 investment was worth $64,649 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $300 per month as income for a total of $20,700. Again, this plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

September 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--63.8%
		Consumer Discretionary--5.8%
554,000	[1]	AOL Time Warner, Inc.	$6,481,800
556,872		Home Depot, Inc.	14,534,359
446,600		Target Corp.	13,183,632
590,600		Wal-Mart Stores, Inc.	29,081,144
1,154,400		Walt Disney Co.	17,477,616

		TOTAL	80,758,551

		Consumer Staples--10.3%
502,500		Anheuser-Busch Cos., Inc.	25,426,500
478,600		Colgate-Palmolive Co.	25,820,470
586,100		Gillette Co.	17,348,560
678,000	[2]	Kraft Foods, Inc., Class A	24,719,880
738,940		PepsiCo, Inc.	27,303,833
240,800		Procter & Gamble Co.	21,522,704

		TOTAL	142,141,947

		Energy--7.4%
564,100	[2]	Apache Corp.	33,535,745
920,000		Exxon Mobil Corp.	29,348,000
503,000	[1]	Nabors Industries, Inc.	16,473,250
509,500	[1,2]	Noble Corp.	15,794,500
332,000	[1]	Transocean, Inc.	6,905,600

		TOTAL	102,057,095

		Financials--11.9%
476,600		American International Group, Inc.	26,070,020
455,600		Bank of America Corp.	29,067,280
455,700		Citigroup, Inc.	13,511,505
342,400		Goldman Sachs Group, Inc.	22,608,672
464,200		Lehman Brothers Holdings, Inc.	22,769,010
374,600		Marsh & McLennan Cos., Inc.	15,598,344
481,000		Morgan Stanley	16,296,280
379,000		Wells Fargo & Co.	18,252,640

		TOTAL	164,173,751

Shares			Value
		COMMON STOCKS--continued
		Healthcare--10.6%
523,000		Abbott Laboratories	$21,129,200
546,200		Bristol-Myers Squibb Co.	12,999,560
505,000	[1]	Guidant Corp.	16,316,550
363,000		Johnson & Johnson	19,631,040
459,300		Lilly (Eli) & Co.	25,417,662
1,074,017		Pfizer, Inc.	31,167,973
496,443		Pharmacia Corp.	19,301,704

		TOTAL	145,963,689

		Industrials--5.1%
352,000		Deere & Co.	15,998,400
1,240,000		General Electric Co.	30,566,000
275,000		Grainger (W.W.), Inc.	11,701,250
356,183		Ingersoll-Rand Co.	12,266,942

		TOTAL	70,532,592

		Information Technology--9.1%
641,600	[1]	Applied Materials, Inc.	7,410,480
375,000	[1]	Cisco Systems, Inc.	3,930,000
836,200	[1]	Dell Computer Corp.	19,659,062
585,700		Hewlett-Packard Co.	6,835,119
1,067,400		Intel Corp.	14,826,186
242,600		International Business Machines Corp.	14,165,414
782,400	[1]	Microsoft Corp.	34,183,056
829,900		Nokia Oyj, Class A, ADR	10,996,175
902,000		Texas Instruments, Inc.	13,322,540

		TOTAL	125,328,032

		Materials--1.0%
762,300		Alcoa, Inc.	14,712,390

		Telecommunication Services--2.6%
850,300		SBC Communications, Inc.	17,091,030
677,300		Verizon Communications, Inc.	18,585,112

		TOTAL	35,676,142

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,006,370,117)	881,344,189

Shares			Value
		CONVERTIBLE PREFERRED STOCKS--24.3%
		Consumer Discretionary--3.2%
314,000		Ford Motor Co., Conv. Pfd., $3.25	$12,651,060
928,700	[2]	General Motors Corp., Conv. Pfd., (Series B), $2.52	20,784,306
322,700	[2]	Toys `R' Us, Inc., DECS, $2.71	11,181,555

		TOTAL	44,616,921

		Financials--8.0%
392,000		Ace, Ltd., PRIDES, $4.13	23,878,288
119,200		Hartford Financial Services Group, Inc., PRIDES, $2.10	5,405,482
425,000	[2]	Host Marriott Financial Trust, Conv. Pfd., $3.38	15,725,000
196,400		MetLife Capital Trust I, Conv. Pfd., $4.00	13,772,550
290,500		Prudential Financial, Inc., Conv. Pfd., $3.38	14,757,400
749,300		Washington Mutual, Inc., Conv. Pfd., $2.69	36,341,050

		TOTAL	109,879,770

		Healthcare--1.4%
237,500	[2]	Anthem, Inc., Conv. Pfd., $3.00	19,089,062

		Industrials--4.7%
555,200		Raytheon Co., DECS, $4.13	28,662,200
721,000	[2]	Union Pacific Corp., Conv. Pfd., $3.13	36,926,736

		TOTAL	65,588,936

		Information Technology--0.7%
251,300	[2]	Motorola, Inc., Conv. Pfd., $3.50	9,102,086

		Materials--1.9%
289,400		Boise Cascade Corp., Conv. Pfd., $3.75	11,387,890
336,600		International Paper Co., Cumulative Conv. Pfd., $2.63	14,698,649

		TOTAL	26,086,539

		Telecommunication Services--1.1%
347,800	[2]	Alltel Corp., DECS, $3.88	15,129,300

		Utilities--3.3%
249,900		Ameren Corp., ACES, $2.44	6,672,330
324,400		FPL Group, Inc., DECS, $4.25	16,706,600
205,000	[2]	KeySpan Corp., DECS, $4.84	9,973,250
286,000	[2]	TXU Corp., PRIDES, $3.20	12,455,300

		TOTAL	45,807,480

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $353,047,861)	335,300,094

Principal Amount or Shares			Value
		CONVERTIBLE CORPORATE BONDS--8.1%
		Consumer Discretionary--2.5%
$35,900,000		Lennar Corp., Conv. LYON, 4/4/2021	$17,082,656
18,175,000		Liberty Media Corp., Conv. Bond, 3.25%, 3/15/2031	16,847,862

		TOTAL	33,930,518

		Healthcare--2.5%
11,700,000	[3]	AmerisourceBergen Health Corp., Conv. Bond, 5.00%, 12/1/2007	18,138,042
25,380,000		Universal Health Services, Inc., Conv. Bond, 0.426%, 6/23/2020	16,712,730

		TOTAL	34,850,772

		Industrials--2.5%
24,250,000		L-3 Communications Holdings, Inc., Conv. Bond, 4.00%, 9/15/2011	29,312,187
6,670,000	[3]	Navistar Financial Corp. Owner Trust 1995-A, Conv. Bond, 4.75%, 4/1/2009	5,093,679

		TOTAL	34,405,866

		Information Technology--0.6%
8,010,000	[3]	Adaptec, Inc., Conv. Bond, 3.00%, 3/5/2007	5,590,900
4,780,000	[3]	Advanced Micro Devices, Inc., Bond, 4.75%, 2/1/2022	2,844,100

		TOTAL	8,435,000

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $115,172,707)	111,622,156

		MUTUAL FUND--4.2%
58,767,539		Prime Value Obligations Fund, IS Shares (at net asset value)	58,767,539

		TOTAL INVESTMENTS (IDENTIFIED COST $1,533,358,224)[4]	$1,387,033,978

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 2002, these securities amounted to $31,666,721 which represents 2.3% of net assets.

4 The cost of investments for federal tax purposes amounts to $1,533,358,224. The net unrealized depreciation of investments on a federal tax basis amounts to $146,324,246 which is comprised of $83,955,029 appreciation and $230,279,275 depreciation at September 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,381,734,726) at September 30, 2002.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $1,533,358,224)		$1,387,033,978
Income receivable		1,214,446
Receivable for investments sold		3,478,769
Receivable for shares sold		494,052
Cash held as collateral for securities lending		55,175,421

TOTAL ASSETS		1,447,396,666

Liabilities:
Payable for investments purchased	$7,060,115
Payable for shares redeemed	2,408,451
Accrued expenses	1,017,953
Payable on collateral due to brokers	55,175,421

TOTAL LIABILITIES		65,661,940

Net assets for 112,768,319 shares outstanding		$1,381,734,726

Net Assets Consist of:
Paid in capital		$1,969,030,148
Net unrealized depreciation of investments		(146,324,246)
Accumulated net realized loss on investments, futures contracts and options		(441,047,297)
Undistributed net investment income		76,121

TOTAL NET ASSETS		$1,381,734,726

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($602,958,641 ÷ 49,200,685 shares outstanding)		$12.26

Offering price per share (100/94.50 of $12.26)[1]		$12.97

Redemption proceeds per share		$12.26

Class B Shares:
Net asset value per share ($629,729,368 ÷ 51,409,982 shares outstanding)		$12.25

Offering price per share		$12.25

Redemption proceeds per share (94.50/100 of $12.25)[1]		$11.58

Class C Shares:
Net asset value per share ($98,260,948 ÷ 8,017,574 shares outstanding)		$12.26

Offering price per share		$12.26

Redemption proceeds per share (99.00/100 of $12.26)[1]		$12.14

Class F Shares:
Net asset value per share ($50,785,769 ÷ 4,140,078 shares outstanding)		$12.27

Offering price per share (100/99.00 of $12.27)[1]		$12.39

Redemption proceeds per share (99.00/100 of $12.27)[1]		$12.15

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2002 (unaudited)

Investment Income:
Dividends			$18,558,355
Interest (including income on securities loaned of $43,335)			4,620,201

TOTAL INCOME			23,178,556

Expenses:
Investment adviser fee		$5,335,605
Administrative personnel and services fee		668,729
Custodian fees		45,678
Transfer and dividend disbursing agent fees and expenses		1,505,778
Directors'/Trustees' fees		10,035
Auditing fees		5,967
Legal fees		889
Portfolio accounting fees		101,971
Distribution services fee--Class B Shares		3,082,510
Distribution services fee--Class C Shares		478,960
Distribution services fee--Class F Shares		81,725
Shareholder services fee--Class A Shares		954,288
Shareholder services fee--Class B Shares		1,027,503
Shareholder services fee--Class C Shares		159,653
Shareholder services fee--Class F Shares		81,725
Share registration costs		18,680
Printing and postage		130,349
Insurance premiums		1,279
Taxes		98,311
Miscellaneous		7,866

TOTAL EXPENSES		13,797,501

Waiver and Expense Reduction:
Reimbursement of investment adviser fee	$(4,065)
Fees paid indirectly from directed broker agreements	(83,417)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(87,482)

Net expenses			13,710,019

Net investment income			9,468,537

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Option Contracts:
Net realized loss on investments and options			(122,206,542)
Net realized gain on futures contracts			1,178,909
Net change in unrealized appreciation of investments, futures contracts and options			(424,189,432)

Net realized and unrealized loss on investments, futures contracts and options			(545,217,065)

Change in net assets resulting from operations			$(535,748,528)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2002	Year Ended 3/31/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,468,537	$25,783,184
Net realized loss on investments, futures contracts and options	(121,027,633)	(180,480,614)
Net change in unrealized appreciation of investments, futures contracts and options	(424,189,432)	134,127,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(535,748,528)	(20,569,741)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,339,837)	(17,013,289)
Class B Shares	(2,619,457)	(10,687,101)
Class C Shares	(406,950)	(1,754,340)
Class F Shares	(369,878)	(1,347,195)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,736,122)	(30,801,925)

Share Transactions:
Proceeds from sale of shares	61,077,630	298,666,505
Net asset value of shares issued to shareholders in payment of distributions declared	7,453,372	26,416,163
Cost of shares redeemed	(328,695,761)	(706,800,602)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(260,164,759)	(381,717,934)

Change in net assets	(804,649,409)	(433,089,600)

Net Assets:
Beginning of period	2,186,384,135	2,619,473,735

End of period (including undistributed net investment income and distribution in excess of net investment income of $76,121 and $(656,294), respectively)	$1,381,734,726	$2,186,384,135

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.49	$19.14	$15.59
Income From Investment Operations:
Net investment income	0.11 [1]	0.25	0.34	0.27	0.31	0.41
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.41)	(0.26)	(6.26)	4.20	1.54	4.41

TOTAL FROM INVESTMENT OPERATIONS	(4.30)	(0.01)	(5.92)	4.47	1.85	4.82

Less Distributions:
Distributions from net investment income	(0.10)	(0.29)	(0.34)	(0.27)	(0.30)	(0.40)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[2]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.10)	(0.29)	(0.81)	(0.27)	(1.50)	(1.27)

Net Asset Value, End of Period	$12.26	$16.66	$16.96	$23.69	$19.49	$19.14

Total Return[3]	(25.87)%	(0.07)%	(25.58)%	23.14%	10.18%	31.80%

Ratios to Average Net Assets:
Expenses	1.14%[4,5]	1.10%	1.07%	1.10%	1.11%	1.09%

Net investment income	1.48%[4]	1.49%	1.65%	1.28%	1.66%	2.25%

Expense waiver/reimbursement[6]	0.00%[4,7]	0.00%[7]	0.00%[7]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$602,959	$923,647	$1,077,582	$1,187,734	$932,544	$809,103

Portfolio turnover	31%	86%	85%	58%	69%	69%

1 Per share amount is based on average shares outstanding.

2 Distributions from net realized gain on investments are less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.13% after taking into account these expense reductions.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.65	$16.96	$23.68	$19.49	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.05 [1]	0.12	0.18	0.12	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.40)	(0.27)	(6.25)	4.19	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(4.35)	(0.15)	(6.07)	4.31	1.71	4.69

Less Distributions:
Distributions from net investment income	(0.05)	(0.16)	(0.18)	(0.12)	(0.17)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[2]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.05)	(0.16)	(0.65)	(0.12)	(1.37)	(1.13)

Net Asset Value, End of Period	$12.25	$16.65	$16.96	$23.68	$19.49	$19.15

Total Return[3]	(26.18)%	(0.88)%	(26.11)%	22.18%	9.32%	30.90%

Ratios to Average Net Assets:
Expenses	1.89%[4,5]	1.85%	1.82%	1.85%	1.86%	1.84%

Net investment income	0.72%[4]	0.74%	0.89%	0.53%	0.91%	1.50%

Expense waiver/reimbursement[6]	0.00%[4,7]	0.00%[7]	0.00%[7]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$629,729	$1,021,453	$1,225,097	$1,537,957	$1,262,258	$1,015,339

Portfolio turnover	31%	86%	85%	58%	69%	69%

1 Per share amount is based on average shares outstanding.

2 Distributions from net realized gain on investments are less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.88% after taking into account these expense reductions.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.50	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.05 [1]	0.12	0.18	0.12	0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.40)	(0.26)	(6.26)	4.19	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(4.35)	(0.14)	(6.08)	4.31	1.71	4.69

Less Distributions:
Distributions from net investment income	(0.05)	(0.16)	(0.18)	(0.12)	(0.16)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[2]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.05)	(0.16)	(0.65)	(0.12)	(1.36)	(1.13)

Net Asset Value, End of Period	$12.26	$16.66	$16.96	$23.69	$19.50	$19.15

Total Return[3]	(26.16)%	(0.83)%	(26.14)%	22.17%	9.37%	30.90%

Ratios to Average Net Assets:
Expenses	1.89%[4,5]	1.85%	1.82%	1.85%	1.86%	1.84%

Net investment income	0.72%[4]	0.74%	0.90%	0.53%	0.91%	1.50%

Expense waiver/reimbursement[6]	0.00%[4,7]	0.00%[7]	0.00%[7]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$98,261	$160,217	$213,472	$249,004	$196,583	$173,900

Portfolio turnover	31%	86%	85%	58%	69%	69%

1 Per share amount is based on average shares outstanding.

2 Distributions from net realized gain on investment are less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.88% after taking into account these expense reductions.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.67	$16.97	$23.70	$19.50	$19.15	$15.59
Income From Investment Operations:
Net investment income	0.09 [1]	0.21	0.29	0.22	0.27	0.36
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.41)	(0.27)	(6.27)	4.20	1.54	4.42

TOTAL FROM INVESTMENT OPERATIONS	(4.32)	(0.06)	(5.98)	4.42	1.81	4.78

Less Distributions:
Distributions from net investment income	(0.08)	(0.24)	(0.28)	(0.22)	(0.26)	(0.35)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[2]	(1.20)	(0.87)

TOTAL DISTRIBUTIONS	(0.08)	(0.24)	(0.75)	(0.22)	(1.46)	(1.22)

Net Asset Value, End of Period	$12.27	$16.67	$16.97	$23.70	$19.50	$19.15

Total Return[3]	(25.96)%	(0.32)%	(25.76)%	22.82%	9.90%	31.54%

Ratios to Average Net Assets:

Expenses	1.39%[4,5]	1.35%	1.32%	1.35%	1.36%	1.34%

Net investment income	1.22%[4]	1.24%	1.39%	1.03%	1.41%	2.00%

Expense waiver/reimbursement[6]	0.00%[4,7]	0.00%[7]	0.00%[7]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$50,786	$81,067	$103,323	$147,313	$127,676	$125,588

Portfolio turnover	31%	86%	85%	58%	69%	69%

1 Per share amount is based on average shares outstanding.

2 Distributions from net realized gain on investment are less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.38% after taking into account these expense reductions.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2002 (unaudited)

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $318,840,755 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the six months ended September 30, 2002, the Fund had realized gains of $1,178,909 on futures contracts.

At September 30, 2002, the Fund had no outstanding futures contracts.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended September 30, 2002, the Fund had a realized gain of $533,973 on written options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/2002	3,450	$ 472,808

Options written	2,400	146,395

Options expired	(4,210)	(401,611)

Options closed	(1,640)	(217,592)

Outstanding at 9/30/2002	0	$ 0

At September 30, 2002, the Fund had no outstanding options.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of September 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$53,247,414	$55,175,421

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2002, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,892,017	$41,759,346	9,505,908	$160,426,619
Shares issued to shareholders in payment of distributions declared	331,458	4,644,870	876,361	14,595,425
Shares redeemed	(9,463,560)	(133,704,108)	(18,481,967)	(308,067,120)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,240,085)	$(87,299,892)	(8,099,698)	$(133,045,076)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	871,199	$12,678,277	4,086,412	$69,156,653
Shares issued to shareholders in payment of distributions declared	161,979	2,242,764	562,332	9,365,295
Shares redeemed	(10,966,667)	(154,697,589)	(15,554,524)	(257,571,775)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(9,933,489)	$(139,776,548)	(10,905,780)	$(179,049,827)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	274,576	$3,995,381	1,322,355	$23,107,177
Shares issued to shareholders in payment of distributions declared	20,747	287,858	82,677	1,382,272
Shares redeemed	(1,895,118)	(27,139,443)	(4,371,610)	(73,564,394)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,599,795)	$(22,856,204)	(2,966,578)	$(49,074,945)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	194,567	$2,644,626	2,665,751	$45,976,056
Shares issued to shareholders in payment of distributions declared	19,826	277,880	64,291	1,073,171
Shares redeemed	(936,264)	(13,154,621)	(3,957,272)	(67,597,313)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(721,871)	$(10,232,115)	(1,227,230)	$(20,548,086)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(18,495,240)	$(260,164,759)	(23,199,286)	$(381,717,934)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended September 30, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended September 30, 2002, the Fund's expenses were reduced by $83,417 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the six months ended September 30, 2002, were as follows:

Purchases	$534,519,687

Sales	$813,660,124

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8110102 (11/02)